UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2026

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-42157	93-4097909
(Commission File Number)	(IRS Employer Identification No.)

8701 Red Oak Blvd.,

Charlotte, North Carolina 28217

(Address of principal executive offices)

(704) 414-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Six Flags Theme Parks, a wholly-owned subsidiary of Six Flags Entertainment Corporation (the “Company”), is party to the Overall Agreement, dated as of November 24, 1997 (the “Overall Agreement”), and related agreements governing the Company’s interest in the Six Flags Over Texas amusement park located in Arlington, Texas (“SFOT”). The Company’s obligations with respect to the partnership that holds SFOT (the “Texas Partnership”) continue to January 2028, at which time the Company may, at its option (the “End-of-Term Option”), require the redemption of all outstanding limited partner interests in the Texas Partnership not already owned by affiliates of the Company. Notice of the intent to exercise such End-of-Term Option was required to be given to the Texas Partnership no later than December 31, 2025.

After careful consideration of the terms of the Overall Agreement and the current business and strategic objectives of the Company, the Company has determined it is currently not in its best interest to exercise the End-of-Term Option with respect to the Texas Partnership. The Company is evaluating potential options and alternatives available under the Overall Agreement. The Company is committed to working collaboratively with the other parties to the Overall Agreement and the limited partners of the Texas Partnership.

The Company will continue to operate and manage SFOT pursuant to the existing partnership agreement. The Company has continued to invest in the park through capital improvements, new attractions, and enhancements to the guest experience, underscoring its confidence in the park’s long-term growth and strategic importance to the Company’s portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Six Flags Entertainment Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Executive Vice President and Chief Financial Officer

Date: January 5, 2026